UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649

                           EII REALTY SECURITIES TRUST
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478

                        Date of fiscal year end: JUNE 30

                     Date of reporting period: JUNE 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


         [EII LOGO]      E.I.I. REALTY SECURITIES TRUST

                              Institutional Shares

                                  JUNE 30, 2008
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                                TABLE OF CONTENTS

Letter to Shareholders                                         1

Portfolio Sectors                                             14

Disclosure of Fund Expenses                                   15

Schedules of Investments                                      16

Statements of Assets and Liabilities                          25

Statements of Operations                                      26

Statements of Changes in Net Assets                           27

Financial Highlights                                          30

Notes to the Financial Statements                             33

Report of Independent Registered Public Accounting Firm       38

Additional Information (unaudited)                            39

Trustees and Officers Information                             42

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                  JUNE 30, 2008

To Our Shareholders of the E.I.I. Realty Securities Fund:

For the fiscal year ended June 30, 2008, the EII Realty Securities Fund declined 10.82% on a per share basis compared to a decline of 13.64% for the NAREIT Equity Index.

The fiscal year ending June 30 was primarily shaped by the deepening credit crisis. It began in US subprime mortgage loans but rapidly spread to other sectors through the linkages created by structured finance and credit derivatives, becoming an overall threat to the banking system. Seemingly unrelated sectors such as municipal bonds, auction rate preferreds, and even conforming mortgages have been caught in the tumult. Public sector intervention of historic scale was required in the forced acquisition of Bear Stearns in March and the shoring up of Fannie Mae and Freddie Mac at midyear.

As a capital intensive industry, commercial real estate cannot be immune from such credit turmoil. Generally speaking, from an operating standpoint commercial real estate has fared well. With a few exceptions, there has not been excess supply from overdevelopment, so funds-from-operations have been positive and growing, albeit at a decelerating rate. However, the valuation of these cash flows has been directly impacted by the reduced availability and rise in the cost of debt financing as structured credit markets shut down and banks have sought to de-lever in response to massive credit losses exceeding $380 billion. In hindsight it is clear that part of the decline in cap rates that fueled the seven years of outperformance that Real Estate Investment Trusts ("REITs") enjoyed over general equities until 2007, was the result of tightening credit spreads, which were generated by new financial technology such as CDO's (collateralized debt obligations) and credit default swaps which grew rapidly in those years. Now the reverse of this process is underway with a vengeance, and cap rates are rising, the question is how much?

Securities markets are a perpetual discounting mechanism, forecasting underlying market dynamics. As is ever the case at inflection points, there is a sudden drying up of transactions in the direct real estate markets as the spread between the bid and offered prices widen. The 30% decline in REIT prices from peak values in February 2007 discounted a rise in cap rates of 100-200 basis points on average. More recently there has been some price discovery in the direct markets, with a particularly visible example the sale of the GM Building and other major office assets to a group led by Boston properties at a cap rate of 4.75%, over 100 basis points above the estimated prices paid in the privatization of Equity Office Properties in February 2007 which marked the peak in the REIT market.

Cap rates are not just affected by reduced financing costs. They also depend upon future growth prospects, which have deteriorated. The credit crisis has put the US at the brink of recession, barely avoided in a technical sense (i.e. two successive quarters of negative gross domestic product growth) by aggressive monetary and fiscal stimulus. But with the added strain of record high oil prices which reached $145 a barrel and over $4.00 a gallon for gasoline, the likelihood of a recession became ever greater, and a meaningful recovery anticipated by late 2008 or 2009 more remote.

Historically, REITs have been defensive investments in economic downturns because REIT earnings are based on contractual leases, and because of high dividend yields. Yield support had diminished at the peak, but the NAREIT Equity Index yield reached 5.30% by June 30, 140 basis points above the 10-year Treasury Bond. The transactions that have been completed in the direct market providing price discovery indicate that REITs are still trading at 15-20% discounts to net asset value ("NAV"). Another factor is that REITs generally have better access to capital than most private operators which provides a competitive advantage within the real estate industry, particularly during a downturn in the credit cycle. These defensive characteristics have begun to manifest themselves in the current environment, as REITs are again outperforming general equities as measured by the S&P 500 Index, which declined 11.9% in the six months ending June 30.

                         E.I.I. REALTY SECURITIES TRUST
                    E.I.I. REALTY SECURITIES FUND (CONTINUED)
                                  JUNE 30, 2008

Other factors have played a role in the performance of REITs during this period. Real estate is commonly considered an inflation hedge, and the sharp rise in oil and other commodities prices and a weakened US dollar reignited inflation expectations. The inflation hedge characteristics for real estate are long-term in character, but in an economic downturn rising vacancies may preclude the ability of landlords to pass through inflationary cost increases. Still, the inflation hedge characteristic may help explain the relative strength of REITs compared to many other equities so far in 2008.

Another troublesome factor has been the rise in price volatility. Part of this is a general characteristic of market inflection points, but a more specific technical factor at this time is the role of exchange traded funds ("ETFs"), which have grown enormously in recent years. REITs constitute 5-10% of the two most popular ETFs for the financial sector, which have been aggressively traded and which has been the weakest of the major market sectors as a result of the massive write-offs the banks and investment banks have taken during the credit crisis. ETFs are often used to establish short positions, and REITs have been caught in the cross-fire because of their inclusion in the financial ETFs, notwithstanding the fact that the business model of REITs is completely different from banks, and the balance sheets are much more transparent.

There has been significant divergence in the performance of different property types during this period. Apartment REITs have fared best, as homeowners are forced into the rental market, because of continuing financing for multi-family financing from Fannie Mae and Freddie Mac, and from favorable demographics. High occupancy has been maintained, but lower rents and higher concessions have recently become evident. Retail has become more clouded as the year has progressed, as the consumer is pressed by declining home values and rising energy costs. There has been a significant rise in bankruptcies among retailers, and retail vacancies have risen to their highest level since 2002. Office markets have softened, with average vacancies edging up to 13% nationally. The New York City market where a number of the largest REITs are focused has been one of the tightest markets with low vacancies and rapidly rising rents, but the share prices have fallen as the severe impact of the credit crisis on the financial tenants has clouded the outlook Industrial real estate has also been impacted, but several of the leading industrial REITs have much of their growth coming from overseas. Until recently that has generated out-performance, but concern over weakening foreign economies has impacted these stocks.

Another factor differentiating performance has been balance sheet strength and development exposure. The greater the need to access financing due to maturing debt obligations or significant development exposure, the more vulnerable shares have been, a reflection of the ever-tightening credit markets and lower economic growth expectations.

The Fund has been more active trading because of the high volatility and the varying prospects for the property types and companies. In addition to the fund's historic focus on higher quality REITs, our outperformance in the fiscal year has been achieved due to having become defensive early in the fiscal year and adjusting our weightings as we have anticipated these changing prospects.

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST

              E.I.I. REALTY SECURITIES FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2008

  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE
    SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998) THROUGH JUNE 30, 2008

                                  [LINE CHART]

                 E.I.I. REALTY SECURITIES                         WILSHIRE REAL ESTATE
                          FUND              NAREIT EQUITY INDEX     SECURITIES INDEX
                -------------------------   -------------------   --------------------
  6/11/1998               10,000                  10,000                10,000
  6/30/1998               10,260                  10,253                10,253
  7/31/1998                9,650                   9,587                 9,539
  8/31/1998                8,940                   8,683                 8,548
  9/30/1998                9,390                   9,174                 9,027
 10/31/1998                9,213                   9,004                 8,903
 11/30/1998                9,415                   9,137                 9,071
 12/31/1998                9,306                   8,907                 8,941
  1/31/1999                9,112                   8,720                 8,747
  2/28/1999                9,000                   8,515                 8,678
  3/31/1999                8,908                   8,477                 8,631
  4/30/1999                9,801                   9,281                 9,551
  5/31/1999               10,039                   9,485                 9,712
  6/30/1999                9,728                   9,332                 9,547
  7/31/1999                9,382                   9,035                 9,182
  8/31/1999                9,309                   8,920                 9,044
  9/30/1999                8,910                   8,581                 8,636
 10/31/1999                8,613                   8,370                 8,475
 11/30/1999                8,571                   8,234                 8,342
 12/31/1999                8,955                   8,495                 8,656
  1/31/2000                8,987                   8,523                 8,691
  2/29/2000                8,847                   8,421                 8,525
  3/31/2000                9,256                   8,698                 8,899
  4/30/2000                9,856                   9,283                 9,533
  5/31/2000                9,933                   9,374                 9,648
  6/30/2000               10,336                   9,615                 9,973
  7/31/2000               11,163                  10,455                10,868
  8/31/2000               10,690                  10,031                10,477
  9/30/2000               11,141                  10,350                10,818
 10/31/2000               10,631                   9,902                10,348
 11/30/2000               10,876                  10,029                10,581
 12/31/2000               11,591                  10,735                11,316
  1/31/2001               11,501                  10,847                11,429
  2/28/2001               11,264                  10,674                11,192
  3/31/2001               11,321                  10,777                11,201
  4/30/2001               11,582                  11,034                11,467
  5/31/2001               11,798                  11,301                11,788
  6/30/2001               12,490                  11,964                12,421
  7/31/2001               12,181                  11,726                12,173
  8/31/2001               12,616                  12,155                12,598
  9/30/2001               12,009                  11,650                11,851
 10/31/2001               11,627                  11,317                11,407
 11/30/2001               12,288                  11,940                12,147
 12/31/2001               12,578                  12,231                12,499
  1/31/2002               12,625                  12,254                12,553
  2/28/2002               12,812                  12,491                12,840
  3/31/2002               13,573                  13,240                13,630
  4/30/2002               13,561                  13,353                13,712
  5/31/2002               13,703                  13,534                13,850
  6/30/2002               13,975                  13,904                14,134
  7/31/2002               13,248                  13,176                13,259
  8/31/2002               13,176                  13,151                13,264
  9/30/2002               12,698                  12,646                12,678
 10/31/2002               11,925                  12,037                12,048
 11/30/2002               12,458                  12,604                12,644
 12/31/2002               12,510                  12,698                12,829
  1/31/2003               12,073                  12,328                12,454
  2/28/2003               12,192                  12,532                12,637
  3/31/2003               12,311                  12,782                12,958
  4/30/2003               12,773                  13,345                13,504
  5/31/2003               13,523                  14,151                14,279
  6/30/2003               13,805                  14,459                14,558
  7/31/2003               14,545                  15,233                15,402
  8/31/2003               14,639                  15,315                15,567
  9/30/2003               15,125                  15,836                16,091
 10/31/2003               15,229                  16,122                16,336
 11/30/2003               15,963                  16,825                17,043
 12/31/2003               16,493                  17,414                17,585
  1/31/2004            17,081.56                  18,167                18,241
  2/28/2004            17,410.05                  18,485                18,615
  3/31/2004            18,518.71                  19,507                19,715
  4/30/2004            15,780.86                  16,663                16,979
  5/31/2004            16,867.77                  17,851                18,266
  6/30/2004            17,321.80                  18,374                18,808
  7/31/2004            17,610.27                  18,434                18,921
  8/31/2004            19,118.15                  19,898                20,395
  9/30/2004            19,090.48                  19,886                20,356
 10/31/2004            20,240.99                  20,952                21,456
 11/30/2004            21,157.25                  21,853                22,468
 12/31/2004            22,184.07                  22,914                23,708
  1/31/2005            20,278.16                  20,990                21,764
  2/28/2005            20,827.61                  21,634                22,428
  3/31/2005            20,552.89                  21,298                22,186
  4/30/2005            21,754.76                  22,431                23,271
  5/31/2005            22,530.48                  23,209                24,036
  6/30/2005            23,582.02                  24,376                25,320
  7/31/2005            25,312.29                  26,115                27,219
  8/31/2005            24,272.77                  25,160                26,177
  9/30/2005            24,359.40                  25,310                26,271
 10/31/2005            23,925.39                  24,711                25,769
 11/30/2005            25,022.41                  25,752                26,934
 12/31/2005            25,257.89                  25,701                27,044
  1/31/2006            26,959.20                  27,577                28,959
  2/28/2006            27,404.16                  28,071                29,593
  3/31/2006            28,817.55                  29,488                31,212
  4/30/2006            27,822.65                  28,391                30,045
  5/31/2006            27,089.09                  27,582                29,152
  6/30/2006            28,425.21                  29,017                30,849
  7/31/2006            29,295.54                  29,996                31,953
  8/31/2006            30,292.16                  31,131                33,065
  9/30/2006            30,764.25                  31,707                33,687
 10/31/2006            32,820.04                  33,693                35,819
 11/30/2006            34,371.63                  35,259                37,567
 12/31/2006            33,841.88                  34,708                36,741
  1/31/2007            36,981.84                  37,631                40,092
  2/28/2007            36,134.55                  36,788                39,169
  3/31/2007            34,938.37                  35,910                38,061
  4/30/2007            34,942.36                  35,903                38,053
  5/31/2007            34,642.85                  35,922                38,027
  6/30/2007            31,148.61                  32,664                34,464
  7/31/2007            29,124.71                  30,116                31,765
  8/31/2007            30,926.23                  32,095                33,627
  9/30/2007            32,527.59                  33,509                34,958
 10/31/2007            33,216.71                  33,884                35,353
 11/30/2007            30,155.96                  30,811                31,896
 12/31/2007            28,807.03                  29,262                30,176
  1/31/2008            28,670.18                  28,961                30,059
  2/29/2008            27,643.81                  27,931                28,907
  3/31/2008            29,559.71                  29,671                30,815
  4/30/2008            31,424.33                  31,410                32,707
  5/31/2008            31,286.81                  31,652                32,783
  6/30/2008            27,779.93                  28,210                29,147

                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2008

                           AVERAGE ANNUAL TOTAL RETURN

                                            ONE YEAR    FIVE YEARS     TEN YEARS    SINCE INCEPTION*
                                            --------    ----------     ---------    ----------------
E.I.I. REALTY SECURITIES FUND                 -10.82%        15.01%        10.47%              10.70%

NAREIT Equity Index(1)                        -13.64%        14.30%        10.65%              10.86%

Wilshire Real Estate Securities Index(1)      -15.43%        14.90%        11.01%              11.22%

* Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower. For performance current to the most recent month-end, please call 1-888-323-8912. The investment return and principal value of an investment will fluctuate and fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                 JUNE 30, 2008

To Our Shareholders of the E.I.I. International Property Fund:

For the fiscal year ended June 30, 2008, the E.I.I. International Property Fund declined 29.39% on a per share basis compared to a decline of 22.46% for the EPRA/NAREIT Global ex-US Index.

The credit crisis which began in the US has spread to become a global liquidity crisis, severely impacting share prices for property companies around the world, both in developed and emerging markets, except for energy producing markets. Commodity prices have become inflationary at a time when growth is slowing, and Central Bankers are struggling with the challenge of sustaining some growth while trying to restrain inflation expectations. The global financial services industry is in particular distress, with banks fearing to lend to each other, much less other borrowers.

The rise in inflation has resulted in monetary tightening by the European Central Bank, and now much of Europe is in or near recession. In Asia, growth has been strong, but is beginning to slow under the burden of higher inflation and pressure on exports. The regional growth differences resulted in significant divergences quarter-to-quarter in property share performance. Though Asian property share prices had substantially outperformed for most of 2007, profit-taking in the first quarter of 2008 has resulted smaller losses in Europe in the period ending June 30.

Despite the gloomy outlook, there are several positive signals that have already started to emerge, the most significant of which are as follows: A) Hedge funds and investors in general are at maximum cash levels and the markets have been heavily shorted. A reversal of sentiment could result in a sharp recovery as these positions return to customary levels; B) Material costs have raised the barriers of entry for new development; C) Lack of financing has already slowed the pace of development and has effectively eliminated the prospects for speculative development; D) Real and nominal interest rates, and unemployment, are at relative low levels; and, E) Vacancy rates in most markets and property types are at or near historically low levels.

While the above positives have not yet proven to be able to overcome the negative sentiment that pervades the global market place, the fundamental risk of the property sector has diminished despite the negative near term outlook for global growth. Normally periods of economic growth are followed by overbuilding in the commercial sector, resulting in declining rental rates and property values. However, the current combination of supply- constrained markets with the future prospects of declining supply should result in upward pressure on rental rates as and when any global recovery occurs. While leasing activity has diminished in most markets year-to-date, the supply constrained markets of Hong Kong, Tokyo, Singapore, Paris, and even Munich have experienced rental growth that has exceeded expectations.

EUROPE

UK: The most recent economic statistics indicate that the UK consumer is burdened by rising costs and credit which has been exacerbated by a disintegrating housing sector. The UK housing common stocks have fallen as much as 90% this year reflecting the extent of the damage already done to the sector. Industrial production, which had been the most durable area of the economy, fell far more sharply in May than market expectations. The services sector is now showing signs of contracting and the job losses in the City are rising. Retail sales in May were up 8.1% year over year, nearly double the expectations. All other indicators suggest a slowdown by year-end is inevitable. The property markets have also declined, but not as sharply as the publicly traded UK REITs would suggest. Since the peak of the UK commercial property market in mid-2007, property values have declined 18% through May 2008, according to the International Property Databank (IPD) while the property share index has fallen nearly 50% since reaching its peak at the end of 2006.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

Despite the dire predictions for London and the financial sector, leasing and sales transaction data suggest that the rental rates and prices for quality commercial space are not declining as much as expected. Bain Capital signed a lease in the West End for (pound)120 per square foot while building sales in this area have occurred at cap rates below 5% when the expectations were far higher. Low vacancy rates in the better locations are permitting landlords to maintain relatively high rental rates and buyers of buildings are paying up for quality. Lesser quality locations are experiencing downward pressure on prices as buyers shift to better properties for defensive purposes.

FRANCE: Economic indicators are more positive in this market than the rest of Europe and this has been reflected in the performance of the property companies which far outperformed their European peers. Consumer confidence and spending have exceeded market expectations contrary to the rest of Europe. Labor costs have remained flat despite the threat of rising inflation which may alleviate the ECB's concerns about "anchoring inflation expectations". The property sector is experiencing stable demand levels and rising rents, although the rate of growth has slowed from the prior year. Concerns about future office supply in the Paris area have diminished as financing difficulties should result in many projects not getting started.

ITALY: One of the weaker economies in the EU, Italy's macroeconomic signals for the quarter were more positive than expected, but still suffering from the European slowdown. Industrial production and orders rose in May and the confidence among retailers in June was far better than the previous month. The public and private real estate markets in Italy have attracted foreign investors from the US, Middle-East and the rest of Europe with generally low vacancy rates and limited new supply - and attractive valuations.

GERMANY: This is one of the few markets in Europe that is enjoying rental growth in the commercial property sector after suffering through many years of oversupply and shrinking demand. The overall business climate is better than expected as capital investment and manufacturing are providing much of the stimulus. The consumer has been deeply affected by rising costs and domestic demand has proven to be weaker than expected. It is therefore not surprising that the housing sector is suffering as in most markets globally, and the prospect for rising interest rates has not helped.

ASIA

JAPAN: This market is clearly not immune to the effects of a global slowdown, but after years of economic stagnation, Japan is "underowned" by global investors and is relatively cheap. The Nikkei is trading at a P/E of 16, less than half of its 5 year average of 37, and the property companies (excluding the JREITs) are trading at 30-40% discounts to net asset value ("NAV"). Office vacancy rates have drifted up from their historic lows in the major markets, but tenant activity is relatively strong and there is upward pressure on rental rates. While the supply/demand fundamentals suggest that landlords could raise rents by 20% or more, the landlords are more inclined to secure tenancy with 10% rental increases in the current uncertain global economic environment. Supply is projected to decline, increasing pressure on tenants to pay higher rates or move to less desirable locations - if that is even possible.

The residential market remains under pressure as demand remains relatively dormant. Prospective homebuyers are reluctant to commit to a home purchase given the current global economic outlook, although demand at the higher price points and best locations has been strong. Financing is available and lenders are most eager to fund at 80% or less of the purchase price. Rising construction costs and land prices as well as regulatory changes has slowed the pace of development, resulting in rising prices for those in the market for new homes. Overall, the Japanese market fundamentals are better than they have been for many years.

HONG KONG/CHINA: The declines in the property sector that began in the first quarter continued into the second quarter despite strong fundamentals in the Hong Kong property sector, especially in the office and retail sectors. Office vacancy rates for the major sub-markets in Hong Kong have declined below 2% and additions to supply are not sufficient to affect vacancies. Tenants are scrambling for space and drove rental rates up 8-10% during the

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

second quarter. The largest building to be delivered in 2010, the ICC Tower, is 75% pre-leased at rental rates that have doubled since the building was first marketed to prospective tenants in 2007. The residential market is also undersupplied but despite the rapid price increases experienced over the past two years (up 100%), the affordability ratio for buyers is at its historical average. Household incomes have kept pace with the price increases and unemployment remains at the lowest level in 10 years.

China has spent the past 12 months trying to slow growth through a series of increases in interest rates and the reserves that banks must hold against deposits. The effort has worked, and the government has most recently determined that the property sector has been sufficiently weakened and that it needs to make some effort to stimulate it to avoid a market collapse. Adding to the general market weakness were the natural disasters of the heavy winter snowfalls and earthquake in Sichuan Province. It has become clear that the weaker developers are being forced to sell landholdings and the stronger companies are gaining market share. Despite the mid-May earthquake, sales of residential units picked up sharply (up 13% by value over April, excluding Sichuan) and retail sales rose by nearly 22%, the fastest pace in 9 years. As it appears that the market is stabilizing, the pressure to raise rates further may be abating, but inflation and recent economic activity suggest that there is equally no need to reduce rates. China has also announced that it is studying the creation of a REIT structure to enhance capital flows to the sector.

SINGAPORE: While the initial government estimate for 2nd quarter gross domestic product was well-below expectations, the market reaction was one of relative indifference as much of the anticipated slowdown is fully discounted in the share prices. The office sector in Singapore remains very tight at 1-2% vacancy, and rental growth is continuing, reaching record highs of $170 psf. In fact, the Singapore government has mandated that its agencies consolidate space to open up availability for private users. Prices for real estate peaked with the purchase by a German open-end fund of a redeveloped building at a price of USD $2,300 psf. In the residential sector, the low to moderately priced housing market is performing more strongly than the high end. Overall, sales have surprised on the upside as developers are selling out more quickly than anticipated. However, construction costs have escalated and financing has become more expensive and difficult to secure for both home buyers and developers, except in the case of the larger companies. As in the case of China, the strong are getting stronger and the weak are going out of business. The government has also announced that it will reduce land sales to avoid the potential for overbuilding. It also has "quietly" announced a plan to increase Singapore's population from its current level of 4.2 million people to 5.5 million over the next 10 years. Both measures enhance the long-term upside potential for this market.

AUSTRALIA: After 17 years of economic growth, the long-awaited economic slowdown began to take hold in Australia. By the end of the quarter, consumer confidence reached the lowest level in 15 years, retail sales fell sharply and mortgage rates kept rising to the highest level in 12 years. Manufacturing orders fell sharply in June and virtually every economic indicator now points to a recession. Unemployment has been the single bright spot, declining slightly to 4.2% in June. The real estate market is softening somewhat, but overall market occupancy rates for office and retail space remain healthy. The listed property trusts (LPTs) that control most of the commercial real estate in Australia have fallen sharply throughout the year after it became clear to investors that the companies could not cover dividends with operating cash flow. This has come as somewhat of a shock to the average Australian investor who has come to count on the high dividend yields for income support. Australians typically invest as much as 30% of all retirement funds into these vehicles, and one of the larger and most popular companies, GPT, has declined 60% in 2008.

INVESTMENT ACTIVITY IN THE FUND

The property sector has begun to adjust to slower growth rates globally and more difficult financing conditions, and the share prices reflect such adjustments. More importantly, the greatest threat to the industry, speculative supply, has been effectively eradicated by the financial market turmoil at a time in the real estate market cycle when available supply is barely adequate to satisfy current demand. We expect that any modest acceleration in

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

economic growth will put upward pressure on rental rates. In fact, most contracts outside the US provide for inflation adjustments that normally exceed the actual rate of cost increases for the buildings.

Based on our view that the European markets will take longer to recover, the fund has allocated more capital to the Asian markets, especially those companies that have experienced management teams and strong balance sheets. To further mitigate risk, the Fund holds higher than normal cash levels (3.5% on average). This cash cushion will also provide the fund with an opportunity to participate in market recoveries.

In the European markets, the Fund holds a modest presence in the UK and has allocated more to Continental Europe. Since virtually all of the companies in our European universe are trading at significant discounts to the values of their underlying property holdings (25-50%), the more important criteria today are access to capital and financial stability. The Fund favors those companies that are well-funded and are not facing refinancings of their existing portfolios over the near term, and reducing or eliminating companies that must sell assets and develop to generate growth. In Asia, all of the Fund's portfolio companies are very well-capitalized (many companies are net cash), and are in position to take advantage of market opportunities as they arise. Given the current environment, the fund is emphasizing the developed markets and limiting exposure to emerging Asia.

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST

            E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2008

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT GLOBAL EX US INDEX(1) AND THE
 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004) THROUGH JUNE 30, 2008

                                   [LINE CHART]

             E.I.I. INTERNATIONAL     EPRA / NAREIT      60/40 CUSTOM
                PROPERTY FUND       GLOBAL EX US INDEX    BENCHMARK
             --------------------   ------------------   ------------
 6/30/2004        10,000.00               10,000            10,000
 7/31/2004         9,850.00               10,107            10,104
 8/31/2004        10,060.00               10,438            10,418
 9/30/2004        10,310.00               10,687            10,689
10/31/2004        10,730.00               11,044            11,044
11/30/2004        11,900.00               12,105            12,173
12/31/2004        12,661.10               12,787            12,971
 1/31/2005        12,701.29               12,659            12,801
 2/28/2005        13,022.84               12,853            13,045
 3/31/2005        12,661.10               12,406            12,564
 4/30/2005        12,746.75               12,612            12,821
 5/31/2005        12,827.29               12,677            12,942
 6/30/2005        12,968.25               13,006            13,192
 7/31/2005        13,572.36               13,367            13,485
 8/31/2005        13,914.69               13,653            13,794
 9/30/2005        14,579.22               14,167            14,235
10/31/2005        14,095.93               13,646            13,651
11/30/2005        14,458.39               14,008            13,960
12/31/2005        15,365.32               15,121            14,908
 1/31/2006        16,786.33               16,088            15,986
 2/28/2006        17,154.36               16,487            16,550
 3/31/2006        18,248.23               17,138            17,311
 4/30/2006        18,422.03               17,491            17,664
 5/31/2006        17,491.72               16,757            17,050
 6/30/2006        18,043.77               17,148            17,409
 7/31/2006        18,667.38               17,765            18,195
 8/31/2006        19,587.46               18,407            18,703
 9/30/2006        20,497.32               18,858            19,250
10/31/2006        21,437.84               19,833            20,298
11/30/2006        22,715.73               20,880            21,456
12/31/2006        24,549.98               22,178            22,993
 1/31/2007        24,760.70               22,649            23,132
 2/28/2007        25,719.52               23,298            23,643
 3/31/2007        26,572.98               23,900            24,426
 4/30/2007        26,825.85               24,202            24,500
 5/31/2007        27,373.75               24,512            24,600
 6/30/2007        25,730.06               23,031            22,850
 7/31/2007        24,992.51               22,310            21,906
 8/31/2007        24,655.34               22,525            22,154
 9/30/2007        25,740.60               24,113            22,992
10/31/2007        25,761.67               24,871            23,412
11/30/2007        23,928.32               23,176            21,693
12/31/2007        22,802.49               21,983            20,602
 1/31/2008        21,785.68               20,664            20,028
 2/29/2008        21,904.67               20,496            20,217
 3/31/2008        21,223.19               19,935            19,966
 4/30/2008        21,904.67               21,233            20,597
 5/31/2008        21,234.01               20,368            19,685
 6/30/2008        18,183.58               17,858            17,331

Note: (1)   European Public Real Estate Association (EPRA) - EPRA / NAREIT
            Global ex US Index in USD

      (2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                  RETURNS FOR THE PERIODS ENDED JUNE 30, 2008

                           AVERAGE ANNUAL TOTAL RETURN

                                      ONE YEAR    THREE YEARS    SINCE INCEPTION*
                                      --------    -----------    ----------------
E.I.I. INTERNATIONAL PROPERTY FUND     -29.39%       11.88%           16.10%

EPRA / NAREIT Global ex US Index(1)    -22.46%       11.15%           15.60%

60/40 Custom Benchmark(2)              -24.15%        9.52%           14.74%

--------
*   Inception date was July 1, 2004.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global ex US Index in USD.

(2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower. For performance current to the most recent month-end, please call 1-888-323-8912. The investment return and principal value of an investment will fluctuate and fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                 JUNE 30, 2008

To Our Shareholders of the E.I.I. Global Property Fund:

For the fiscal year ended June 30, 2008, the E.I.I. Global Property Fund declined 26.34% on a per share basis, vs. the FTSE EPRA/NAREIT Global Index decline of 19.72%. Assets of the Fund rose to $144 million as of June 30.

The credit crisis which began with the US subprime mortgage market has spread around the world and has lowered economic growth prospects. The US and European economies are teetering near recession. Growth rates in Asia are slowing, with Japan and Australia also near recession. As the availability of capital has fallen and capital costs have risen, and as growth prospects have declined, the valuation of property stocks has been impacted. The unfolding of this situation has proceeded over the period that coincides with the fund's fiscal year ending June 30, and accounts for much of the decline in the share price.

The concept of global property investing is still young by investment standards. The spread of the Real Estate Investment Trust ("REIT") structure around the world that has helped to spur this trend is ongoing. China is the latest among countries considering the establishment of a REIT structure. However, for many of the newly established REIT regimes, the process of implementation is still early, and the full impact of larger more diversified portfolios, higher dividends, moderate leverage, and a dedicated investor base that have characterized more established REIT markets have not yet been realized. Even in markets where the REIT structure is more mature, the US and Australia, technical and economic factors have converged resulting in unprecedented volatility.

In almost all markets, the share values have fallen below the net asset value of the underlying real estate, indicating that much of the impending economic slowdowns are already substantially discounted in the share prices. The tightening credit markets have significantly reduced new development before real estate markets have become oversupplied. The public companies in which we invest generally have better access to more capital sources, which is a competitive advantage relative to private operators when capital availability is scarce.

EUROPE

The UK is most like the US as the decline in housing prices induced by problems in the mortgage financing have hammered consumer sentiment, with UK housing common stocks down as much as 90%. Job losses in finance are another common element. Industrial production has also weakened. Since the peak UK commercial property stocks have declined 18% as measured by IPD Index, whereas UK property share indexes has fallen 50% since the end of 2006. Still, leasing, transaction data, and low vacancy rates in better locations indicate commercial property values should be sustainable.

Economic conditions are more positive in France than the rest of Europe, and their property companies have far outperformed European peers. The property sector is experiencing stable demand and rising rents, and prospects for future office supply in the Paris area has diminished due to financing difficulties. Italy's macroeconomic signals have been more positive than expected, and both public and private real estate has attracted foreign investors due to low vacancy, limited new supply, and attractive valuations. In Germany the commercial property sector has enjoyed rental growth after suffering through many years of oversupply, but housing has suffered due to rising costs to consumers.

ASIA

Japan is not immune to the effects of a global slowdown, but after years of economic stagnation Japan is "under-owned" and relatively cheap, with shares trading at half of their historic P/E multiples. Office rents are rising 10% though the tight supply indicates even higher rents could be attained. Overall residential demand has been

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

impacted by concern over global economic prospects, but financing is available and higher price point markets have been strong. Overall Japanese market fundamentals are better than they have been for many years.

Hong Kong property shares have fallen on profit-taking in the first and second quarters, but real estate fundamentals are strong especially in the office and retail sectors. Vacancy in major sub-markets is below 2%, and rents are rising 8-10%. The residential market is also undersupplied, and even with price increases of 100% in the last two years, affordability is in line with historic averages due to rising incomes and low unemployment. China has succeeded in slowing growth through monetary tightening, and now the government is beginning to lean toward stimulus of the property sector. Stronger companies are gaining market share in the real estate industry. China is studying the creation of a REIT structure to enhance capital flows to the sector.

Though second quarter GDP estimates in Singapore were below expectations, the office sector remains very tight at 1-2% vacancy, and rental growth continues reaching record highs of $170 psf. In residential markets low to moderately priced housing is performing more strongly than the high end. As in the case of China, stronger companies are gaining market share. Government policy limiting land sales to preclude overdevelopment and increasing population over the next 10 years bodes well for the long-term prospects for the property markets.

Australia is approaching a recession after 17 years of economic growth. The real estate market is softening somewhat, but overall market occupancy rates for office and retail space remain healthy. However, the listed property trusts
(LPTs) that control most of the commercial real estate have fallen sharply throughout the year since the companies cannot cover their dividends with operating cash flow. LPTs have been valued based on their dividend and are broadly owned in Australian retirement funds. LPTs which invested in US properties in recent years have been particularly hard hit due to excessive leverage and relatively poor quality properties.

US

At the epicenter of the credit crisis, the US has had to move more aggressively from a fiscal and monetary policy standpoint to attempt to resolve the problems, which have become a threat to the viability of the banking system. The Federal Reserve rapidly lowered interest rates by 325 basis points in 2007, the affect of which typically impacts the real economy with a one-year lag. A tax rebate passed Congress in near record time early in 2008, which so far has sustained consumer spending despite the shock of $145 oil and $4.00/gallon gasoline. The Treasury and Federal Reserve have coordinated with unprecedented policy initiatives to merge failing financial institutions including Bear Stearns and support government sponsored enterprises Fannie Mae and Freddie Mac, and they have initiated reviews of the regulatory system to update it to meet the new financial landscape. Together with a weak dollar which has helped export demand, so far these initiatives have staved off a formal recession for the overall economy, and the US is ahead of other developed economies in dealing with the downturn.

However, the financial sector is surely in a recession or worse, and is aggressively de-leveraging. Over $380 billion in losses have been taken by banks and investment banks, replaced by new capital, and projections are for substantial further losses. Securitization markets for debt have essentially shut down, and bank borrowing is either unavailable or more expensive. Thus investment capital has gone from incredibly plentiful to scarce in 18 months. Even though the bulk of the credit problems are lodged in the residential home sector, as a capital intensive industry commercial real estate has been significantly impacted. Despite generally favorable operating results, the valuation of existing property sourced cash flows and the lower growth expectations for them have resulted in 100-200 basis point higher cap rates.

Real estate securities prices reacted quickly in forecasting these changes, with peak to trough declines of 30% for US REITs as measured by the NAREIT Equity Index. Direct real estate transactions have been relatively few, but are now corroborating these increased cap rates. In fact, the decline in REIT prices generally value the underlying real estate at 15-20% discounts to NAV even adjusting to these commercial transactions.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

In part this discount, and a substantial increase in volatility of REITs, is technical in character. REITs are 5-10% of the indexes underlying the financial exchange traded funds, so they have been conflated with the severely impaired financial stocks even though they have radically different business models and more transparent balance sheets.

Historically REITs have been defensive investments in economic downturns because of their high dividend yield supported by contractual rents. The yield spread of the NAREIT Equity index over the 10-year Treasury has risen to 140 basis points, helping to restore this value underpinning. With lower leverage, more diversified portfolios, and better access to capital, REITs have operating advantages relative to private real estate entities in economic downturns. Together with the discounts to NAV, these factors have begun to manifest themselves in overall performance, such that REITs have out-performed general equities so far in 2008.

There has been significant divergence in the performance of different property types during this period. Apartment REITs have fared best, as homeowners are forced into the rental market, because of continuing financing for multi-family financing from Fannie Mae and Freddie Mac, and from favorable demographics. High occupancy has been maintained, but lower rents and higher concessions have recently become evident. Retail has become more clouded as the year has progressed, as the consumer is pressed by declining home values and rising energy costs. There has been a significant rise in bankruptcies among retailers, and retail vacancies have risen to their highest level since 2002. Office markets have softened, with average vacancies edging up to 13% nationally. The New York City market where a number of the largest REITs are focused has been one of the tightest markets with low vacancies and rapidly rising rents, but the share prices have fallen as the severe impact of the credit crisis on the financial tenants has clouded the outlook Industrial real estate has also been impacted, but several of the leading industrial REITs have much of their growth coming from overseas. Until recently that has generated out-performance, but concern over weakening foreign economies has impacted these stocks.

Another factor differentiating performance has been balance sheet strength and development exposure. The greater the need to access financing due to maturing debt obligations or significant development exposure, the more vulnerable shares have been, a reflection of the ever-tightening credit markets and lower economic growth expectations.

FUND INVESTMENTS

Initially, the Fund had a somewhat more balanced weighting between Europe, Asia, and the US. We correctly anticipated the credit issues in the US, and thus took more defensive positions and underweighted it relative to the FTSE EPRA/NAREIT Global Index. It was not apparent that a credit problem originating in the US would have an even greater impact in Europe. Our investments in Europe included several smaller companies with significant development opportunities that became vulnerable in the rapidly changing investment environment, and account for much of the Fund's underperformance. Our investments in Asia have fared relatively well, but have been impacted by the profit-taking which has engulfed the sector for much of 2008. We have avoided the sharp declines in Australia because of concerns over initial valuation.

In 2008, the Fund has increased its weighting to the US and reduced its exposure to Europe, based on the expectation that the US is further along in the economic cycle and has taken more aggressive measures to combat the downturn. Exposure to emerging markets has been cut back, and cash has been maintained at a higher level in anticipation of better entry points.

Notwithstanding the difficult investment environment which has been extant for most of the life of the Fund, we remain confident in the prospects for global real estate securities, which are still an emerging asset class. Securities are discounting mechanisms, so that much of the economic slowdown that now confronts many parts of the global economy is now discounted in the share prices. In fact, it is our belief that the cycle-testing to which these securities are now being exposed will ultimately provide useful perspectives that will enhance the investment attraction for this sector in the future.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2008

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
President

                         E.I.I. REALTY SECURITIES TRUST

               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2008

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. GLOBAL PROPERTY FUND AND THE FTSE EPRA(1) / NAREIT GLOBAL INDEX FROM
               INCEPTION (FEBRUARY 1, 2007) THROUGH JUNE 30, 2008

                              [LINE GRAPH]

             E.I.I. GLOBAL     FTSE EPRA /
               PROPERTY       NAREIT Global
                 FUND             INDEX
             -------------    -------------
  2/1/2007       10,000.00           10,000

 2/28/2007       10,045.00            9,958

 3/31/2007       10,155.00           10,020

 4/30/2007       10,225.00           10,096

 5/31/2007       10,335.00           10,179

 6/30/2007        9,610.00            9,434

 7/31/2007           9,220            8,966

 8/31/2007           9,235            9,228

 9/30/2007           9,645            9,779

10/31/2007           9,745           10,031

11/30/2007           8,925            9,258

12/31/2007           8,509            8,777

 1/31/2008           8,170            8,403

 2/29/2008           8,185            8,251

 3/31/2008           8,074            8,283

 4/30/2008           8,347            8,801

 5/31/2008           8,180            8,585

 6/30/2008           7,079            7,574

Note: (1) European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT
          Global Index in USD

                  RETURNS FOR THE PERIODS ENDED JUNE 30, 2008

                           AVERAGE ANNUAL TOTAL RETURN

                              ONE YEAR    SINCE INCEPTION*
                              --------   -------------------
E.I.I. GLOBAL PROPERTY FUND     -26.34%               -21.72%

FTSE EPRA / NAREIT Global       -19.72%               -17.88%
Index (1)

-------------
*     Inception date was February 1, 2007.

(1) European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT Global ex US Index in USD.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower. For performance current to the most recent month-end, please call 1-888-323-8912. The investment return and principal value of an investment will fluctuate and fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                               AS OF JUNE 30, 2008
                                   (UNAUDITED)

E.I.I. REALTY SECURITIES FUND
SECTORS (1)

Regional Malls..........................    18.07%
Apartments..............................    16.33%
Shopping Centers........................    15.37%
Office Property ........................    12.53%
Diversified ............................     9.98%
Industrials ............................     7.69%
Hotels & Lodging .......................     5.47%
Self Storage ...........................     5.44%
Healthcare..............................     5.35%
Short Term Investment...................     3.13%
                                           ------
Subtotal ...............................    99.36%
Other Assets In Excess Of Liabilities...     0.64%
                                           ------
Total ..................................   100.00%
                                           ======


E.I.I. INTERNATIONAL PROPERTY FUND
COUNTRIES (1)

Hong Kong ..............................    20.78%
Japan ..................................    17.23%
France .................................    16.57%
Singapore ..............................    14.69%
United Kingdom .........................    10.88%
Spain ..................................     3.42%
Italy ..................................     2.80%
Germany ................................     1.97%
Thailand ...............................     1.57%
Luxembourg .............................     1.52%
Australia ..............................     1.10%
Malaysia ...............................     0.96%
China ..................................     0.93%
Philippines ............................     0.65%
                                           ------
Subtotal ...............................    95.07%
Other Assets In Excess Of Liabilities...     4.93%
                                           ------
Total                                      100.00%
                                           ======


E.I.I. GLOBAL PROPERTY FUND
COUNTRIES (1)

United States...........................    43.09%
Hong Kong...............................    11.69%
France..................................     9.55%
Japan ..................................     8.82%
Singapore...............................     8.02%
United Kingdom .........................     4.16%
Italy...................................     2.76%
Spain...................................     2.24%
Thailand................................     1.75%
Germany ................................     1.68%
Luxembourg..............................     1.38%
Sweden..................................     1.32%
Malaysia................................     0.98%
Philippines.............................     0.59%
Australia...............................     0.45%
                                           ------
Subtotal................................    98.48%
Other Assets In Excess Of Liabilities...     1.52%
                                           ------
Total                                      100.00%
                                           ======


------------
(1) As a percentage of Net Assets as of June 30, 2008. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

As a Shareholder of the Funds, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your Fund share in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in each Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the example are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DISCLOSURE OF FUND EXPENSES

                                      FOR THE PERIOD JANUARY 1, 2008 TO JUNE 30, 2008

                                        BEGINNING     ENDING      EXPENSES
                                         ACCOUNT      ACCOUNT        PAID     ANNUALIZED
                                          VALUE        VALUE        DURING     EXPENSE
EXPENSE TABLE                           1/1/2008     6/30/2008      PERIOD*      RATIO
                                     ------------   -----------   --------   ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ...............   $   1,000.00   $    964.30   $   3.91         0.80%
Hypothetical 5% Return ...........   $   1,000.00   $  1,020.89   $   4.02         0.80%

E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return ...............   $   1,000.00   $    796.50   $   4.47         1.00%
Hypothetical 5% Return ...........   $   1,000.00   $  1,019.89   $   5.02         1.00%

E.I.I. GLOBAL PROPERTY FUND
Actual Fund Return ...............   $   1,000.00   $    831.90   $   4.55         1.00%
Hypothetical 5% Return ...........   $   1,000.00   $  1,019.89   $   5.02         1.00%

----------
* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 366 days.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2008

                                                   SHARES       VALUE
                                                   ------   -------------
REAL ESTATE INVESTMENT TRUSTS ("REITs") - 96.23%

APARTMENTS - 16.33%
AvalonBay Communities, Inc.                        19,329   $   1,723,374
BRE Properties, Inc., Class A                      12,100         523,688
Equity Residential                                 17,200         658,244
Essex Property Trust, Inc.                          4,700         500,550
Post Properties, Inc.                              33,100         984,725
                                                            -------------

Total Apartments                                                4,390,581
                                                            -------------
DIVERSIFIED - 9.98%
Duke Realty Corp.                                  11,400         255,930
Entertainment Properties Trust                      7,900         390,576
Vornado Realty Trust                               23,139       2,036,232
                                                            -------------

Total Diversified                                               2,682,738
                                                            -------------
HEALTHCARE - 5.35%
Health Care REIT, Inc.                             15,700         698,650
Nationwide Health Properties, Inc.                 23,500         740,015
                                                            -------------

Total Healthcare                                                1,438,665
                                                            -------------
HOTELS & LODGING - 5.47%
Host Hotels & Resorts, Inc.                        43,500         593,775
Lasalle Hotel Properties                           20,900         525,217
Starwood Hotels & Resorts Worldwide, Inc.           5,300         212,371
Strategic Hotels & Resorts, Inc.                   14,900         139,613
                                                            -------------

Total Hotels & Lodging                                          1,470,976
                                                            -------------
INDUSTRIALS - 7.69%
ProLogis                                           38,031       2,066,985
                                                            -------------

Total Industrials                                               2,066,985
                                                            -------------
OFFICE PROPERTY - 12.53%
Alexandria Real Estate Equities, Inc.               6,500         632,710
Boston Properties, Inc.                            14,900       1,344,278
Douglas Emmett, Inc.                               32,900         722,813
Maguire Properties, Inc. (Preferred Stock)         18,100         247,970
SL Green Realty Corp.                               5,100         421,872
                                                            -------------

Total Office Property                                           3,369,643
                                                            -------------
REGIONAL MALLS - 18.07%
General Growth Properties, Inc.                    33,300       1,166,499

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008

                                                  SHARES        VALUE
                                                 --------   -------------
REAL ESTATE INVESTMENT TRUSTS ("REITs")
(CONTINUED)

REGIONAL MALLS (CONTINUED)
Simon Property Group, Inc.                         25,692   $   2,309,454
Taubman Centers, Inc.                              16,400         797,860
The Macerich Co.                                    9,400         584,022
                                                            -------------

Total Regional Malls                                            4,857,835
                                                            -------------
SELF STORAGE - 5.44%
Extra Space Storage, Inc.                          14,200         218,112
Public Storage, Inc.                               15,415       1,245,378
                                                            -------------

Total Self Storage                                              1,463,490
                                                            -------------
SHOPPING CENTERS - 15.37%
Equity One, Inc.                                   12,700         260,985
Federal Realty Investment Trust                    20,400       1,407,600
Kimco Realty Corp.                                 35,564       1,227,668
Regency Centers Corp.                               8,933         528,119
Tanger Factory Outlet Centers, Inc.                10,900         391,637
Urstadt Biddle Properties, Inc.                    21,600         316,656
                                                            -------------

Total Shopping Centers                                          4,132,665
                                                            -------------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $22,079,412)                                             25,873,578
                                                            -------------
SHORT TERM INVESTMENT - 3.13%
BlackRock Liquidity Funds Treasury Trust Fund     842,802         842,802
                                                            -------------

TOTAL SHORT TERM INVESTMENT (Cost $842,802)                       842,802
                                                            -------------

TOTAL INVESTMENTS - 99.36% (Cost $22,922,214)                  26,716,380

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.64%                     172,266
                                                            -------------

NET ASSETS - 100.00%                                        $  26,888,646
                                                            =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2008


                                           SHARES         VALUE
                                          ---------   --------------
COMMON STOCKS - 95.05%

AUSTRALIA - 1.10%
Stockland                                 1,500,000   $    7,758,746
                                                      --------------

Total Austrailia (Cost $8,843,486)                         7,758,746
                                                      --------------
CHINA - 0.93%
Guangzhou R&F Properties Co., Ltd.        3,500,000        6,526,493
                                                      --------------

Total China (Cost $8,523,113)                              6,526,493
                                                      --------------
FRANCE - 16.57%
ICADE                                       204,850       23,925,525
Klepierre                                   381,813       19,250,065
Nexity                                      199,994        5,432,325
Unibail-Rodamco                             294,517       68,174,630
                                                      --------------

Total France (Cost $127,245,243)                         116,782,545
                                                      --------------
GERMANY - 1.97%
DIC Asset AG                                549,064       13,875,826
                                                      --------------

Total Germany (Cost $17,172,730)                          13,875,826
                                                      --------------
HONG KONG - 20.78%
China Overseas Land & Investment, Ltd.   17,072,400       26,974,455
Hang Lung Properties, Ltd.                8,775,000       28,134,198
Hysan Development Co., Ltd.               9,420,229       25,853,696
Kerry Properties, Ltd.                    4,687,225       24,615,979
Lifestyle International Holdings, Ltd.   12,490,000       17,555,791
Shangri-La Asia, Ltd.                    10,011,685       23,368,238
                                                      --------------

Total Hong Kong (Cost $146,517,114)                      146,502,357
                                                      --------------
ITALY - 2.80%
Immobiliare Grande Distribuzione          4,791,662       14,193,043
Risanamento SpA*                          4,124,750        5,520,679
                                                      --------------

Total Italy (Cost $41,376,150)                            19,713,722
                                                      --------------
JAPAN - 17.23%
AEON Mall Co., Ltd.                       1,150,540       34,080,426
Daiwa House Industry Co ., Ltd.           2,264,000       21,314,768
Mitsubishi Estate Co., Ltd.                 827,000       18,957,691
Mitsui Fudosan Co., Ltd.                  1,505,800       32,245,328

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008


                                           SHARES         VALUE
                                         -----------  --------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
Tokyu Land Corp.                           2,605,000  $   14,818,310
                                                      --------------

Total Japan (Cost $140,357,184)                          121,416,523
                                                      --------------
LUXEMBOURG - 1.52%
Orco Property Group                          183,896      10,746,341
                                                      --------------

Total Luxembourg (Cost $27,368,583)                       10,746,341
                                                      --------------
MALAYSIA - 0.94%
SP Setia Berhad                            7,350,000       6,613,313
                                                      --------------

Total Malaysia (Cost $12,214,006)                          6,613,313
                                                      --------------
PHILIPPINES - 0.65%
Megaworld Corp.                          142,699,000       3,877,777
Robinsons Land Corp.                       4,244,682         699,647
                                                      --------------

Total Philippines (Cost $11,174,527)                       4,577,424
                                                      --------------
SINGAPORE - 14.69%
Capitaland, Ltd.                           7,289,000      30,579,840
City Developments, Ltd.                    3,300,000      26,377,654
Hongkong Land Holdings, Ltd.               6,335,000      26,860,400
Keppel Land,Ltd.                           1,831,700       6,686,955
Wing Tai Holdings, Ltd.                   11,024,960      13,064,576
                                                      --------------

Total Singapore (Cost $116,144,733)                      103,569,425
                                                      --------------
SPAIN - 3.42%
Sol Melia, SA                              2,231,408      24,117,629
                                                      --------------

Total Spain (Cost $37,110,122)                            24,117,629
                                                      --------------
THAILAND - 1.57%
Central Pattana Public Co., Ltd.           3,764,464       2,634,618
Central Pattana Public Co., Ltd. NVDR     12,025,336       8,416,117
                                                      --------------

Total Thailand (Cost $10,881,061)                         11,050,735
                                                      --------------
UNITED KINGDOM - 10.88%
British Land Co. plc                       1,424,744      20,089,385
Derwent Valley Holdings plc                  802,660      16,102,085

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008


                                           SHARES          VALUE
                                         -----------  --------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Great Portland Estates plc                 1,961,599  $   13,204,987
Hammerson plc                                410,200       7,286,078
Minerva plc*                               3,400,000       5,937,669
Segro plc                                  1,800,094      14,097,103
                                                      --------------

Total United Kingdom (Cost $117,669,716)                  76,717,307
                                                      --------------

TOTAL COMMON STOCKS (Cost $822,597,768)                  669,968,386
                                                      --------------
WARRANTS - 0.02%
SP Setia Berhad, Expires 01/21/13*         1,225,000         159,334
                                                      --------------

TOTAL WARRANTS (Cost $110,030)                               159,334
                                                      --------------

TOTAL INVESTMENTS - 95.07%
(Cost $822,707,798)                                      670,127,720

OTHER ASSETS IN EXCESS OF LIABILITIES
- 4.93%                                                   34,744,336
                                                      --------------

NET ASSETS - 100.00%                                  $  704,872,056
                                                      ==============

--------
* Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                                            % OF
SECTOR DIVERSIFICATION                    NET ASSETS       VALUE
---------------------------------------   ----------  --------------
COMMON STOCKS:
Real Estate ...........................        82.80% $  583,611,960
Consumer Cyclicals ....................        12.25%     86,356,426
                                          ----------  --------------
Total Common Stock ....................        95.05%    669,968,386
WARRANTS:
Real Estate ...........................         0.02%        159,334
                                          ----------  --------------
TOTAL INVESTMENTS .....................        95.07%    670,127,720
OTHER ASSETS IN EXCESS OF
LIABILITIES ...........................         4.93%     34,744,336
                                          ----------  --------------

NET ASSETS                                    100.00% $  704,872,056
                                          ==========  ==============

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2008


                                            SHARES        VALUE
                                          ----------  --------------

COMMON STOCKS - 55.37%

AUSTRALIA - 0.45%
Stockland                                    125,000  $      646,562
                                                      --------------

Total Austrailia (Cost $734,050)                             646,562
                                                      --------------
FRANCE - 9.55%
ICADE                                         22,350       2,610,376
Klepierre                                     43,657       2,201,078
Nexity                                        13,532         367,562
Unibail-Rodamco                               37,450       8,668,905
                                                      --------------

Total France (Cost $15,501,305)                           13,847,921
                                                      --------------
GERMANY - 1.68%
DIC Asset AG                                  96,303       2,433,748
                                                      --------------

Total Germany (Cost $3,209,390)                            2,433,748
                                                      --------------
HONG KONG - 11.69%
China Overseas Land & Investment, Ltd.     1,961,700       3,099,493
Hang Lung Properties, Ltd.                   890,000       2,853,497
Hysan Development Co., Ltd.                  909,350       2,495,699
Kerry Properties, Ltd.                       574,123       3,015,131
Lifestyle International Holdings, Ltd.     1,722,000       2,420,422
Shangri-La Asia, Ltd.                      1,312,400       3,063,268
                                                      --------------

Total Hong Kong (Cost $19,201,889)                        16,947,510
                                                      --------------
ITALY - 2.76%
Immobiliare Grande Distribuzione             941,100       2,787,566
Risanamento SpA*                             912,200       1,220,914
                                                      --------------

Total Italy (Cost $9,330,911)                              4,008,480
                                                      --------------
JAPAN - 8.82%
AEON Mall Co., Ltd.                          122,600       3,631,565
Daiwa House Industry Co., Ltd.               250,000       2,353,663
Mitsubishi Estate Co., Ltd.                   80,500       1,845,337
Mitsui Fudosan Co., Ltd.                     165,000       3,533,324
Tokyu Land Corp.                             250,000       1,422,103
                                                      --------------

Total Japan (Cost $15,371,249)                            12,785,992
                                                      --------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008


                                            SHARES        VALUE
                                          ----------  --------------
COMMON STOCKS (CONTINUED)

LUXEMBOURG - 1.38%
Orco Property Group                           34,115  $    1,993,580
                                                      --------------

Total Luxembourg (Cost $4,487,177)                         1,993,580
                                                      --------------
MALAYSIA - 0.96%
SP Setia Berhad                            1,550,000       1,394,644
                                                      --------------

Total Malaysia (Cost $2,328,073)                           1,394,644
                                                      --------------
PHILIPPINES - 0.59%
Megaworld Corp.                           31,432,500         854,163
                                                      --------------

Total Philippines (Cost $1,958,106)                          854,163
                                                      --------------
SINGAPORE - 8.02%
Capitaland, Ltd.                             757,500       3,177,971
City Developments, Ltd.                      413,300       3,303,601
Hongkong Land Holdings, Ltd.                 725,000       3,074,000
Wing Tai Holdings, Ltd.                    1,750,000       2,073,750
                                                      --------------

Total Singapore (Cost $14,174,100)                        11,629,322
                                                      --------------
SPAIN - 2.24%
Sol Melia, SA                                300,000       3,242,477
                                                      --------------

Total Spain (Cost $5,144,420)                              3,242,477
                                                      --------------
SWEDEN - 1.32%
Castellum AB                                 200,000       1,911,776
                                                      --------------

Total Sweden (Cost $2,204,023)                             1,911,776
                                                      --------------
THAILAND - 1.75%
Central Pattana Public Co., Ltd. NVDR      3,622,100       2,534,982
                                                      --------------

Total Thailand (Cost $2,720,735)                           2,534,982
                                                      --------------
UNITED KINGDOM - 4.16%
British Land Co. plc                         129,000       1,818,945
Great Portland Estates plc                   242,000       1,629,083
Minerva plc*                                 225,500         393,807

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008

                                            SHARES         VALUE
                                          ----------  --------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Segro plc                                    279,953  $    2,192,400
                                                      --------------
Total United Kingdom (Cost $10,160,376)                    6,034,235
                                                      --------------

TOTAL COMMON STOCKS (Cost $106,525,804)                  880,265,392
                                                      --------------
U.S. REAL ESTATE INVESTMENT TRUSTS
("REITs") - 33.17%
Alexandria Real Estate Equities, Inc.         23,800       2,316,692
AvalonBay Communities, Inc.                   46,700       4,163,772
Boston Properties, Inc.                       34,300       3,094,546
Equity One, Inc.                              71,700       1,473,435
Essex Property Trust, Inc.                    24,600       2,619,900
Federal Realty Investment Trust               51,200       3,532,800
General Growth Properties, Inc.               90,300       3,163,209
Health Care REIT, Inc.                        51,800       2,305,100
Host Hotels & Resorts, Inc.                  129,100       1,762,215
LaSalle Hotel Properties                      47,000       1,181,110
Maguire Properties, Inc. (Preferred Stock)    14,000         191,800
Post Properties, Inc.                        104,600       3,111,850
ProLogis                                      66,400       3,608,840
Public Storage, Inc.                          46,100       3,724,419
Simon Property Group, Inc.                    40,700       3,658,523
SL Green Realty Corp.                         17,200       1,422,784
Starwood Hotels & Resorts Worldwide, Inc.     43,100       1,727,017
The Macerich Co.                              31,400       1,950,882
Vornado Realty Trust                          35,000       3,080,000
                                                      --------------

TOTAL U.S. REAL ESTATE INVESTMENT
TRUSTS (Cost $55,255,547)                                 48,088,894
                                                      --------------
WARRANTS - 0.02%
SP Setia Berhad, Expires 01/21/13*           175,000          22,762
                                                      --------------

TOTAL WARRANTS (Cost $15,719)                                 22,762
                                                      --------------
SHORT TERM INVESTMENTS - 9.92%
BlackRock Liquidity Funds T-Fund           7,190,541       7,190,541
BlackRock Liquidity Funds Treasury
Trust Fund                                 7,190,541       7,190,541
                                                      --------------

TOTAL SHORT TERM INVESTMENTS
(Cost $14,381,082)                                        14,381,082
                                                      --------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2008

                                           VALUE
                                      --------------
TOTAL INVESTMENTS - 98.48%
(Cost $ 176,178,152)                  $  142,758,130

OTHER ASSETS IN EXCESS OF
LIABILITIES - 1.52%                        2,209,826
                                      --------------

TOTAL NET ASSETS - 100.00%            $  144,967,956
                                      ==============

----------
*     Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt


                                             % OF
SECTOR DIVERSIFICATION                   NET ASSETS          VALUE
--------------------------------------   -----------     --------------
COMMON STOCKS:
Real Estate ..........................         79.70%    $  115,547,439
Consumer Cyclicals ...................          8.84%        12,806,847
                                         -----------     --------------
Total Common Stock ...................         88.54%       128,354,286
WARRANTS:
Real Estate ..........................          0.02%            22,762
SHORT TERM OBLIGATION ................          9.92%        14,381,082
                                         -----------     --------------

TOTAL INVESTMENTS ....................         98.48%       142,758,130
OTHER ASSETS IN EXCESS OF
LIABILITIES ..........................          1.52%         2,209,826
                                         -----------     --------------

NET ASSETS ...........................        100.00%    $  144,967,956
                                         ===========     ==============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                                  JUNE 30, 2008

                                                                        E.I.I. REALTY       E.I.I.
                                                                          SECURITIES     INTERNATIONAL     E.I.I. GLOBAL
                                                                             FUND        PROPERTY FUND     PROPERTY FUND
                                                                        -------------   ---------------   ---------------
ASSETS:
   Investments at value (Cost $22,922,214, $822,707,798 and
   $176,178,152)                                                        $  26,716,380   $   670,127,720   $   142,758,130
   Cash                                                                            --        25,346,449           641,074
   Dividends receivable                                                       109,199         1,264,490           393,953
   Interest receivable                                                             --            73,011               636
   Receivable for investment securities sold                                  120,600         3,278,402           220,731
   Receivable for fund shares sold                                                 --        12,292,173         1,041,659
   Tax reclaim receivables                                                         --           863,720            89,874
                                                                        -------------   ---------------   ---------------
          Total Assets                                                     26,946,179       713,245,965       145,146,057
                                                                        -------------   ---------------   ---------------
LIABILITIES:
   Payable for investment securities purchased                                  1,377                --            23,512
   Payable for fund shares redeemed                                                --         7,502,241                --
   Investment advisor fees payable                                             14,349           472,081            86,581
   Administration fees payable                                                  3,533            97,949            18,835
   Transfer Agent fees payable                                                  3,662            11,016             3,410
   Audit and tax fees payable                                                  28,750            42,750            29,250
   Legal fees payable                                                             836            19,634             2,900
   Fees payable to custodian                                                    2,032            24,854             5,668
   Trustee fees payable                                                           457            10,837             1,969
   Accrued expenses and other payables                                          2,537           192,547             5,976
                                                                        -------------   ---------------   ---------------
          Total Liabilities                                                    57,533         8,373,909           178,101
                                                                        -------------   ---------------   ---------------
NET ASSETS                                                              $  26,888,646   $   704,872,056   $   144,967,956
                                                                        =============   ===============   ===============

NET ASSETS CONSIST OF:
   Par value                                                                   66,535           419,923           103,482
   Paid-in capital                                                         24,259,705       893,440,553       186,085,591
   Accumulated undistributed net investment income                            139,272         7,646,613         1,060,075
   Accumulated net realized loss on investment transactions                (1,371,032)      (44,073,449)       (8,860,169)
   Net unrealized appreciation (depreciation) on foreign currency                  --            18,494            (1,001)
   Net unrealized appreciation (depreciation) on investment securities      3,794,166      (152,580,078)      (33,420,022)
                                                                        -------------   ---------------   ---------------
NET ASSETS                                                              $  26,888,646   $   704,872,056   $   144,967,956
                                                                        =============   ===============   ===============

CAPITAL STOCK (UNLIMITED AUTHORIZED SHARES AT $0.01 PAR VALUE)
   Institutional Class Shares Outstanding                                   6,653,521        41,992,275        10,348,246
                                                                        =============   ===============   ===============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Institutional Class Share                                            $        4.04   $         16.79   $         14.01
                                                                        =============   ===============   ===============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS

                                  JUNE 30, 2008

                                                                        E.I.I. REALTY        E.I.I.
                                                                         SECURITIES      INTERNATIONAL     E.I.I. GLOBAL
                                                                             FUND        PROPERTY FUND     PROPERTY FUND
                                                                        -------------   ---------------   ---------------
INVESTMENT INCOME:
         Dividends (less foreign taxes withheld $1,359, $1,309,999
         and $158,363)                                                  $     900,845   $    16,391,773   $     2,927,500
         Interest                                                                  --         2,152,791            96,032
                                                                        -------------   ---------------   ---------------
            Total Investment Income                                           900,845        18,544,564         3,023,532
                                                                        -------------   ---------------   ---------------

EXPENSES:
         Advisory fees (see note c)                                           252,483         5,432,919           873,657
         Administration fees                                                   50,497         1,086,583           174,732
         Trustees fees and expenses                                             2,219            43,947             6,741
         Transfer agent fees                                                   43,242           106,433            34,142
         Legal fees                                                             2,089            57,924             8,727
         Audit and tax fees                                                    29,500            43,650            24,200
         Custodian fees                                                        19,927           302,852            59,184
         Miscellaneous expenses                                                26,149           212,159            44,048
                                                                        -------------   ---------------   ---------------
            Total Expenses                                                    426,106         7,286,467         1,225,431
         Less: expenses waived                                               (143,880)          (45,436)          (62,586)
                                                                        -------------   ---------------   ---------------
            Net Expenses                                                      282,226         7,241,031         1,162,845
                                                                        -------------   ---------------   ---------------

         NET INVESTMENT INCOME                                                618,619        11,303,533         1,860,687
                                                                        -------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND
FOREIGN CURRENCY
         Net realized gain (loss) on investment transactions                  545,289       (38,351,121)       (8,828,386)
         Net realized gain (loss) on foreign currency transactions                 --          (331,640)          (89,898)
         Net change in unrealized depreciation on investment
         securities*                                                       (5,776,992)     (239,189,159)      (29,607,286)
         Net change in unrealized depreciation on foreign currency                 --           (62,501)           (3,493)
                                                                        -------------   ---------------   ---------------
                                                                           (5,231,703)     (277,934,421)      (38,529,063)
                                                                        -------------   ---------------   ---------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                              $  (4,613,084)   $ (266,630,888)  $   (36,668,376)
                                                                        =============   ===============   ===============

----------
* Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property Fund is net of deferred foreign capital gains tax of $159,930 on certain appreciated securities.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                  JUNE 30, 2008

                                                                       E.I.I. REALTY SECURITIES FUND
                                                                     ---------------------------------
                                                                        YEAR ENDED       YEAR ENDED
                                                                      JUNE 30, 2008     JUNE 30, 2007
                                                                     ---------------   ---------------
INCREASE IN NET ASSETS
   OPERATIONS:
     Net Investment Income                                           $       618,619   $       445,937
     Net Realized Gain on Investment Transactions                            545,289        11,542,181
     Net Change in Unrealized Depreciation on Investment Securities       (5,776,992)       (7,442,144)
                                                                     ---------------   ---------------
        Net increase (decrease) in net assets from operations             (4,613,084)        4,545,974
                                                                     ---------------   ---------------

   DISTRIBUTIONS FROM:
     Net Investment Income                                                  (516,521)         (402,256)
     Net Realized Gain on Investments                                     (9,266,537)      (19,328,455)
                                                                     ---------------   ---------------
        Total Distributions                                               (9,783,058)      (19,730,711)
                                                                     ---------------   ---------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
     Shares Issued                                                        22,189,773           202,538
     Shares Reinvested                                                     9,655,303        18,777,787
     Shares Redeemed                                                     (18,706,008)      (14,527,537)
                                                                     ---------------   ---------------
        Net Increase from Capital Share Transactions                      13,139,068         4,452,788
                                                                     ---------------   ---------------
   Total Decrease In Net Assets                                           (1,257,074)      (10,731,949)
                                                                     ---------------   ---------------

NET ASSETS
   Beginning of Year                                                      28,145,720        38,877,669
                                                                     ---------------   ---------------
   End of Year                                                       $    26,888,646   $    28,145,720
                                                                     ===============   ===============

   SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                           3,343,817            28,558
   Shares Reinvested                                                       2,271,959         2,768,998
   Shares Redeemed                                                        (3,469,844)       (1,872,862)
                                                                     ---------------   ---------------
                                                                           2,145,932           924,694
                                                                     ===============   ===============
Undistributed Net Investment Income                                  $       139,272   $        48,253
                                                                     ===============   ===============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                 JUNE 30, 2008

                                                                     E.I.I. INTERNATIONAL PROPERTY FUND
                                                                     ----------------------------------
                                                                        YEAR ENDED        YEAR ENDED
                                                                      JUNE 30, 2008      JUNE 30, 2007
                                                                     ---------------   ----------------
INCREASE IN NET ASSETS
   OPERATIONS:
     Net Investment Income                                           $    11,303,533   $      3,658,542
     Net Realized Gain (Loss) on Investments Sold                        (38,351,121)        14,253,207
     Net Realized Loss on Foreign Currency Transactions                     (331,640)          (179,641)
     Net Change in Unrealized Appreciation (Depreciation) on
     Investment Securities                                              (239,189,159)        62,094,913
     Translation of Assets and Liabilities in Foreign Currencies             (62,501)            78,876
                                                                     ---------------   ----------------
        Net increase (decrease) in net assets from operations           (266,630,888)        79,905,897
                                                                     ---------------   ----------------

   DISTRIBUTIONS FROM:
     Net Investment Income                                                (7,494,905)        (5,066,870)
     Net Realized Gain on Investments and Foreign Currency
     Transactions                                                        (12,195,997)        (4,129,571)
                                                                     ---------------   ----------------
        Total Distributions                                              (19,690,902)        (9,196,441)
                                                                     ---------------   ----------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
     Shares Issued                                                       643,309,826        398,804,862
     Shares Reinvested                                                    15,081,143          8,450,467
     Shares Redeemed                                                    (234,946,638)       (66,359,191)
     Redemption fees                                                         111,613                 --
                                                                     ---------------   ----------------
        Net Increase from Capital Share Transactions                     423,555,944        340,896,138
                                                                     ---------------   ----------------
   Total Increase In Net Assets                                          137,234,154        411,605,594
                                                                     ---------------   ----------------

NET ASSETS
   Beginning of Year                                                     567,637,902        156,032,308
                                                                     ---------------   ----------------
   End of Year                                                        $  704,872,056   $    567,637,902
                                                                     ===============   ================
   SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                          29,702,028         16,835,849
   Shares Reinvested                                                         720,552            365,663
   Shares Redeemed                                                       (11,681,121)        (2,792,426)
                                                                     ---------------   ----------------
                                                                          18,741,459         14,409,086
                                                                     ===============   ================
Undistributed Net Investment Income                                  $     7,646,613   $        599,414
                                                                     ===============   ================

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                  JUNE 30, 2008

                                                                         E.I.I. GLOBAL PROPERTY FUND
                                                                     -----------------------------------
                                                                        YEAR ENDED        YEAR ENDED
                                                                      JUNE 30, 2008     JUNE 30, 2007*
                                                                     ---------------   -----------------
INCREASE IN NET ASSETS
   OPERATIONS:
     Net Investment Income                                           $     1,860,687   $         323,401
     Net Realized Gain (Loss) on Investments Sold                         (8,828,386)             54,516
     Net Realized Loss on Foreign Currency Transactions                      (89,898)              8,618
     Net Change in Unrealized Depreciation on Investment Securities      (29,607,286)         (3,812,736)
     Translation of Assets and Liabilities in Foreign Currencies              (3,493)              2,492
                                                                     ---------------   -----------------
        Net decrease in net assets from operations                       (36,668,376)         (3,423,709)
                                                                     ---------------   -----------------

   DISTRIBUTIONS FROM:
     Net Investment Income                                                (1,059,289)                 --
     Net Realized Gain on Investments and Foreign Currency
     Transactions                                                            (87,679)                 --
                                                                     ---------------   -----------------
        Total Distributions                                               (1,146,968)                 --
                                                                     ---------------   -----------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
     Shares Issued                                                       125,653,773          74,750,436
     Shares Reinvested                                                     1,053,890                  --
     Shares Redeemed                                                     (15,170,349)            (82,756)
     Redemption fees                                                           2,015                  --
                                                                     ---------------   -----------------
        Net Increase from Capital Share Transactions                     111,539,329          74,667,680
                                                                     ---------------   -----------------
   Total Increase In Net Assets                                           73,723,985          71,243,971
                                                                     ---------------   -----------------

NET ASSETS
   Beginning of Period                                                    71,243,971                  --
                                                                     ---------------   -----------------
   End of Period                                                     $   144,967,956   $      71,243,971
                                                                     ===============   =================


   SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued                                                           7,439,305           3,711,029
   Shares Reinvested                                                          62,844                  --
   Shares Redeemed                                                          (860,726)             (4,206)
                                                                     ---------------   -----------------
                                                                           6,641,423           3,706,823
                                                                     ===============   =================
Undistributed Net Investment Income                                  $     1,060,075   $         332,019
                                                                     ===============   =================

----------
*     The Fund commenced operations on February 1, 2007.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                         E.I.I. REALTY SECURITIES FUND
                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                     Year Ended       Year Ended      Year Ended      Year Ended      Year Ended
                                                   June 30, 2008    June 30, 2007   June 30, 2006   June 30, 2005   June 30, 2004
                                                   -------------    -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year ............    $        6.24    $       10.85   $       13.68   $       12.59   $       10.30
                                                   -------------    -------------   -------------   -------------   -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income .......................             0.10             0.13            0.17            0.40            0.56
  Net Gain (Loss) on Securities
  (Realized and Unrealized) ...................            (0.70)            1.37            2.02            3.92            2.04
                                                   -------------    -------------   -------------   -------------   -------------
     Total from Investment Operations .........            (0.60)            1.50            2.19            4.32            2.60
                                                   -------------    -------------   -------------   -------------   -------------

LESS DISTRIBUTIONS
  Net Investment Income .......................            (0.09)           (0.12)          (0.24)          (0.25)          (0.26)
  Net Realized Gain on Investments ............            (1.51)           (5.99)          (4.78)          (2.98)          (0.05)
                                                   -------------    -------------   -------------   -------------   -------------
     Total Distributions ......................            (1.60)           (6.11)          (5.02)          (3.23)          (0.31)
                                                   -------------    -------------   -------------   -------------   -------------

Net Asset Value, End of Year ..................    $        4.04    $        6.24   $       10.85   $       13.68   $       12.59
                                                   =============    =============   =============   =============   =============

Total Return ..................................           (10.82)%           9.58%          20.54%          36.15%          25.48%

Net Assets, End of Year (thousands) ...........    $      26,889    $      28,146   $      38,878   $      68,697   $      96,305

Ratio of Expenses to Average Net Assets .......             0.84%            1.00%           1.00%           1.00%           1.00%

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement
of Expenses) ..................................             1.27%            1.26%           1.24%           1.20%           1.13%

Ratio of Net Investment Income to Average Net
Assets .......................................              1.84%            1.16%           1.37%           2.06%           3.76%

Ratio of Net Investment Income to Average
Net Assets (Excluding Waivers and Reimbursement
of Expenses) ..................................
                                                            1.41%            0.90%           1.13%           1.86%           3.63%

Portfolio Turnover Rate .......................              132%              76%             44%             43%             86%

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                    Year Ended       Year Ended        Year Ended         Year Ended
                                                  June 30, 2008    June 30, 2007     June 30, 2006     June 30, 2005(1)
                                                  -------------    -------------     -------------     -----------------
Net Asset Value, Beginning of Year ............   $       24.41    $       17.65     $       12.88     $           10.00
                                                  -------------    -------------     -------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ......................            0.29             0.26(2)           0.22(2)               0.09
   Net Gain (Loss) on Securities (Realized and
   Unrealized) ................................           (7.35)            7.21              4.78                  2.88
                                                  -------------    -------------     -------------     -----------------
      Total from Investment Operations ........           (7.06)            7.47              5.00                  2.97
                                                  -------------    -------------     -------------     -----------------

LESS DISTRIBUTIONS
   Net Investment Income ......................           (0.21)           (0.39)            (0.09)                (0.04)
   Net Realized Gain on Investments ...........           (0.35)           (0.32)            (0.14)                (0.05)
                                                  -------------    -------------     -------------     -----------------
      Total Distributions .....................           (0.56)           (0.71)            (0.23)                (0.09)
                                                  -------------    -------------     -------------     -----------------
Net Asset Value, End of Year ..................   $       16.79    $       24.41     $       17.65     $           12.88
                                                  =============    =============     =============     =================

Total Return ..................................          (29.39)%          42.61%            39.14%                29.68%

Net Assets, End of Year (thousands) ...........   $     704,872    $     567,638     $     156,032      $         47,925

Ratio of Expenses to Average Net Assets .......            1.00%            1.00%             1.00%                 1.00%

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement Of
Expenses) ....................................             1.01%            1.12%             1.23%                 1.65%

Ratio of Net Investment Income to Average
Net Assets ............................                    1.56%            1.12%             1.39%                 1.59%

Ratio of Net Investment Income to Average
Net Assets (Excluding Waivers and Reimbursement
of Expenses) .................................             1.55%            1.00%             1.16%                 0.94%

Portfolio Turnover Rate .......................              11%              20%               14%                   27%

----------
(1)   The Fund commenced operations on July 1, 2004.

(2)   Per share numbers have been calculated using the average share method.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          Year Ended      Period Ended
                                                           June 30,          June 30,
                                                             2008            2007(1)
                                                         ------------     ------------
Net Asset Value, Beginning of Period ..................  $      19.22     $      20.00
                                                         ------------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income ..............................          0.18             0.09
   Net Gain (Loss) on Securities
   (Realized and Unrealized) ..........................         (5.22)           (0.87)
                                                         ------------     ------------
      Total from Investment Operations ................         (5.04)           (0.78)
                                                         ------------     ------------

LESS DISTRIBUTIONS
   Net Investment Income ..............................         (0.16)              --
   Net Realized Gain on Investments ...................         (0.01)              --
                                                         ------------     ------------
      Total Distributions .............................         (0.17)              --
                                                         ------------     ------------

Net Asset Value, End of Period ........................  $      14.01     $      19.22
                                                         ============     ============

Total Return ..........................................        (26.34)%          (3.90)%**

Net Assets, End of Period (thousands) .................     $ 144,968     $     71,244

Ratio of Expenses to Average Net Assets ...............          1.00%            1.00%*

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement of Expenses) .....          1.05%            1.57%*

Ratio of Net Investment Income to Average Net Assets ..          1.60%            1.74%*

Ratio of Net Investment Income to Average
Net Assets (Excluding Waivers and Reimbursement of
Expenses) .............................................          1.55%            1.17%*

Portfolio Turnover Rate ...............................            18%               8%**

----------
(1)   Fund commenced operations on February 1, 2007.

*     Not Annualized.

** Total return and portfolio turnover rate are not annualized for periods of less than one year.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                        NOTES TO THE FINANCIAL STATEMENTS

                                  JUNE 30, 2008

A.    ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. EI.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2008, the Adviser and Investor classes had not commenced distribution. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B.    SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's pricing committee under procedures adopted by the Trust's Board of Trustees. Investments in other investment companies are valued at net asset value.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Redemption Fees: The E.I.I. International Property Fund and E.I.I Global Property Fund have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

                      E.I.I. REALTY SECURITIES TRUST NOTES

                                 JUNE 30, 2008

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2008, permanent differences resulting primarily from Passive Foreign Investment Company ("PFIC") adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

                                                             Increase/(Decrease)   Increase/(Decrease)
                                              Increase/         Undistributed        Accumulated Net
                                              (Decrease)        Net Investment          Realized
Fund                                       Paid-in Capital      Income/(Loss)          Gain/(Loss)
---------------------------------------    ---------------   -------------------   -------------------
E.I.I. Realty Securities Fund              $            --   $           (11,079)  $            11,079
E.I.I. International Property Fund                      --             3,238,571            (3,238,571)
E.I.I. Global Property Fund                        (17,936)              (73,342)               91,278

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("the Interpretation") on the first day of the Funds' fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the Funds' financial statements. Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. As of June 30, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact on the Funds' financial statements.

New Accounting Pronouncements: On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

                      E.I.I. REALTY SECURITIES TRUST NOTES

                                 JUNE 30, 2008

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. The Funds do not anticipate recognizing any loss related to these arrangements.

C.    INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into a sub-administration contract with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PNC to provide certain administrative services to the Funds.

PNC provides the Funds with sub-administrative services pursuant to a Sub-Administration Agreement. The services include the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PNC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

TRUSTEES FEE

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on relative average net assets.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds is paid by the Adviser. For the fiscal year ended June 30, 2008, there was no distribution fees incurred by the Funds.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets (Prior to October 1, 2007, E.I.I. voluntarily waived a portion of its Investment Advisory Fee and/or assumed expenses of the E.I.I. Realty Securities Fund to not more than 1.00% of the average net assets) and E.I.I. International Property Fund and

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2008

E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory fees were waived and/or expenses were assumed, subject to the 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, 2008, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the 1.00% expense limitation, is as follows:

                               E.I.I. REALTY     E.I.I. INTERNATIONAL    E.I.I. GLOBAL
                              SECURITIES FUND       PROPERTY FUND        PROPERTY FUND
                              ---------------    --------------------    -------------
Fiscal Year ended 2008        $       143,880    $             45,436    $      62,586
Fiscal Year ended 2007                 98,342                 376,627          105,894
Fiscal Year ended 2006                137,747                 214,586               --
                              ---------------    --------------------    -------------
Total                         $       379,969    $            636,649    $     168,480
                              ===============    ====================    =============

D. INVESTMENT TRANSACTIONS:

For the year ended June 30, 2008, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

                               E.I.I.REALTY       E.I.I.INTERNATIONAL    E.I.I. GLOBAL
                              SECURITIES FUND        PROPERTY FUND       PROPERTY FUND
                              ---------------    --------------------    -------------
Purchases                          45,633,955    $        501,532,655    $ 121,819,169
Sales                              40,966,165              71,436,966       19,390,451

E. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

                                         DISTRIBUTIONS PAID IN 2008        DISTRIBUTIONS PAID IN 2007
                                      -------------------------------    -----------------------------
                                        ORDINARY          LONG-TERM        ORDINARY        LONG-TERM
               FUND                      INCOME*        CAPITAL GAIN        INCOME*       CAPITAL GAIN
----------------------------------    -------------     -------------    ------------    -------------
E.I.I. Realty Securities Fund         $   1,714,844     $   8,068,214    $  1,416,384    $  18,314,327
E.I.I. International Property Fund       11,051,629         8,639,273       6,507,275        2,689,166
E.I.I. Global Property Fund**             1,098,933            48,035              --               --
                                      -------------     -------------    ------------    -------------
Total Taxable Distributions           $  13,865,406     $  16,755,522    $  7,923,659    $  21,003,493
                                      =============     =============    ============    =============

----------
* For tax purposes, short term capital gains distributions, if any, are considered ordinary income distributions.

**    The Fund commenced operations on February 1, 2007.

F. COMPONENTS OF DISTRIBUTABLE EARNINGS:

As of June 30, 2008, the components of accumulated earnings on a tax basis were as follows:

                                                               E.I.I.
                                          E.I.I. REALTY     INTERNATIONAL    E.I.I. GLOBAL
                                         SECURITIES FUND    PROPERTY FUND    PROPERTY FUND
                                         ---------------   --------------    --------------
Undistributed ordinary income            $       139,272   $    7,855,416    $    1,130,052
Undistributed long term capital gains             44,178          927,360                --
Unrealized appreciation (depreciation)*        3,354,828     (152,620,803)      (33,630,064)
                                         ---------------   --------------    --------------
Total accumulated earnings               $     3,538,278   $ (143,838,027)   $  (32,500,012)
                                         ===============   ==============    ==============

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2008

As of June 30, 2008, the capital loss carryforwards available to offset possible future gains for the E.I.I. Global Property Fund is $979,402, which expires in the year 2016.

----------
* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

G.    POST OCTOBER LOSS:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2008, the post - October capital and foreign currency losses deferred are as follows:


                                        POST-OCTOBER      POST-OCTOBER
                                        CAPITAL LOSS    FOREIGN CURRENCY
            FUND                          DEFERRAL       LOSS DEFERRAL
----------------------------------     -------------    ----------------
E.I.I. Realty Securities Fund          $     942,634    $             --
E.I.I. International Property Fund        44,941,590             199,914
E.I.I. Global Property Fund                7,670,725              60,182

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2009.

H.    TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2008 for each Fund were as follows:

              FUND                          COST        APPRECIATION   (DEPRECIATION)       NET
----------------------------------     --------------   ------------   -------------   -------------
E.I.I. Realty Securities Fund          $   23,361,552   $  4,983,798   $  (1,628,970)  $   3,354,828
E.I.I. International Property Fund        822,767,017      8,987,989    (161,627,286)   (152,639,297)
E.I.I. Global Property Fund               176,388,194        525,194     (34,155,258)    (33,630,064)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities of E.I.I. Realty Securities Fund, E.I.I. International Property Fund, and E.I.I. Global Property Fund (the three active portfolios constituting E.I.I. Realty Securities Trust) (collectively, the "Funds"), including the schedules of investments, as of June 30, 2008, and the related statements of operations for the period then ended, the statements of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2008 and the results of their operations for the period then ended, the changes in its net assets, for each of the two years in the period then ended, and financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        [ERNST & YOUNG LLP]

August 22, 2008

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                  JUNE 30, 2008

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $8,068,214, $8,639,273 and $48,035, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 2.27% and 1.36%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.4215 per share (representing a total of $17,701,771). The total amount of taxes paid to such countries is $0.0274 per share (representing a total of $1,149,725). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.1938 per share (representing a total of $2,005,861). The total amount of taxes paid to such countries is $0.0138 per share (representing a total of $143,286).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 1.43%, 100.00% and 74.67%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2008

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 13, 2008, the Board of Trustees (the "Trustees" or the "Board"), 75% of which is comprised of Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) (the "Independent Trustees"), of E.I.I. Realty Securities Trust (the "Trust") considered the annual approval of the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of E.I.I. Realty Securities Fund ("RSF"), E.I.I. International Property Fund ("IPF"), E.I.I. Global Property Fund ("GPF") (the "Funds"), and E.I.I. Realty Securities, Inc. ("E.I.I." or the "Adviser").

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees' responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. ("Lipper") based upon fund peer groups selected by Lipper. The Board also met with representatives from the Adviser to discuss information about the firm's profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Advisory Agreement and the Administration Agreement together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.'s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed each Fund's performance compared to the performance of comparable Funds selected by Lipper, Inc. ("Lipper") (the "performance peer group") as shown in reports provided by Lipper. The Trustees considered RSF's performance for the one, three and five year periods ended March 31, 2008, and since the Fund's inception, and noted that the Fund's total return exceeded the performance peer group's median total return in each of the periods. The Trustees also noted that RSF ranked first in the performance peer group for the one and three year periods and second in the performance peer group for the five year period and since inception. With respect to IPF, the Trustees considered its performance for one and three year periods and since inception, and noted that the Fund's total return for the one year period was well below that of the performance peer group's median total return, but that for the five year period and since inception, it substantially exceeded the performance peer group's median total returns. The Trustees noted that IPF ranked first in the performance peer group for the five year period and since inception, but ranked in the last quintile for the one year period. For GPF, the Trustees could only consider the one year period and since the Fund's inception and noted that the Fund's total return for the one year period was somewhat below the median for the per group, but that it was slightly above the peer group median for the period since inception. The Trustees noted that GGF ranked in the fourth quintile for the one year period and in the second quintile for the period since inception when compared with the performance peer group.

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. The Board also concluded based on the above analysis, that the overall quality of the advisory and administrative services was satisfactory notwithstanding IPF's and GPF's one year performance.

The Trustees reviewed the advisory and administrative fees (together, the "management fee") paid by the Funds and the total expense ratio of the Funds. The Board noted that: (i) RSF's and GPF's contractual management fee rates of 0.90% were

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2008

equal to the median for the Lipper expense peer group (i.e., funds selected by Lipper, managed by other advisers, with investment strategies comparable to those of each respective Fund) and IPF's contractual fee rate of 0.90% was higher than the median rate for the expense peer group of 0.85%; but (ii) the Funds' total expense ratios were lower than the average total expense ratios of the funds included in each Fund's expense peer group because of fee waivers. The Trustees concluded that each Fund's management fee rate was competitive in light of the fact that E.I.I. managed the Funds so that the total expense ratio of each Fund was less than the total expense ratio of the funds in the expense peer group average. The Independent Trustees reviewed the structure of each Fund's management fee schedule under the Management Agreement and noted that it did not include any breakpoints which would reflect economics of scale, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so-called "fall-out benefits" derived by E.I.I. from its relationship with the Funds although it did consider whether E.I.I. realized any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce E.I.I.'s costs but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefits the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Management Agreement. The Trustees noted that E.I.I.'s operations remained profitable. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Management Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund's operations and the Trustees' confidence in the competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Funds' business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees' executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Management Agreement for another year.

                         E.I.I. REALTY SECURITIES TRUST

TRUSTEE AND OFFICERS INFORMATION (UNAUDITED)

Information pertaining to the Trustees and Officers of the Company is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(888) 323-8912



                          TERM OF OFFICE(1)                                    NUMBER OF PORTFOLIOS
 NAME,(AGE), ADDRESS AND  AND  LENGTH OF        PRINCIPAL OCCUPATION(s)          IN FUND COMPLEX           OTHER DIRECTORSHIPS
POSITION(s) WITH COMPANY   TIME SERVED           DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
------------------------- --------------    ---------------------------------- --------------------  -----------------------------
DISINTERESTED TRUSTEE

Warren K. Greene, 72      Since June 1998   American Investors Fund LP (June           3             Trustee, Renaissance Capital
Chairman &                                  2006 to present); Senior Vice                            Greenwich Funds
Independent Trustee                         President, NorthCoast Asset
One Marshall Street                         Management, LLC
Old Greenwich, CT 06870                     (1995 to June 2006).

Joseph Gyourko, 51        Since June 1998   Martin Bucksbaum Professor of Real         3             N/A
Independent Trustee                         Estate & Finance,
15 Forest Lane                              The Wharton School,
Swarthmore, PA 19081                        University of Pennsylvania

Juan M. Meyer, 64         Since January     Executive Vice President, Asset            3             Director, The Cathay Investment
Independent Trustee       2006              Management Advisors (2003 to                             Fund, Ltd., Trustee, Northern
71 Ridgeview Avenue                         present); President, Eagle Capital                       Trust Multi-Advisor Funds.
Greenwich, CT 06830                         International, LLC (1985 to 2003)

INTERESTED TRUSTEES

Christian A. Lange, 68    Since November    Managing Director, E.I.I. Realty           3             Director, E.I.I. Voyager U.S.
Trustee, Chief Investment 2003              Securities, Inc., June 1993 to                           Leaders Equity Company,
Officer                                     present; President and Managing                          Director & Chairman of Amadeus
717 Fifth Avenue                            Director, European Investors Inc.,                       Capital Vision PLC, Director
New York, NY 10022                          April 1983 to present.                                   GPA Fund Managers Ltd.

OFFICERS

Richard J. Adler, 61      Since July 2004   Managing Director, E.I.I. Realty           3             Director, E.I.I. Voyager U.S.
Chief Executive Officer                     Securities, Inc., June 1993 to                           Leaders Equity Company
& President                                 present; Managing Director,
717 Fifth Avenue                            European Investors Incorporated
New York, NY 10022                          and Vice President, European
                                            Investors Corporate Finance Inc.,
                                            April 1983 to present.

Lynn P. Marinaccio, 51    Since February    Director of Client Services,               3             N/A
Secretary                 2003              E.I.I. Realty Securities, Inc.,
717 Fifth Avenue                            December 1996 to  present.
New York, NY 10022

Michael J. Meagher, 46    Since May 2003    Senior Vice President and Director         3             N/A
Treasurer & Chief                           of Fund Administration and
Compliance Officer                          Compliance,  E.I.I. Realty
717 Fifth Avenue                            Securities, Inc, March 2003 to
New York, NY 10022                          present.

----------
(1) Each Trustee and officer shall hold office until his successor shall have been elected and qualified.
                                       42

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INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES
Richard J. Adler, President
& Chief Executive Officer
Lynn P. Marinaccio, Secretary
Michael J. Meagher, Treasurer
& Chief Compliance Officer
Warren K. Greene, Independent Chairman
& Trustee
Joseph Gyourko, Independent Trustee
Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee



        [EII LOGO]     E.I.I. REALTY SECURITIES TRUST

                    888-323-8912

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,050 in 2007 and $94,400 in 2008.

AUDIT-RELATED FEES
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2007 and $0 in 2008.

TAX FEES
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 in 2007 and $11,250 in 2008.

ALL OTHER FEES
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2008.

  (e)(1) All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.



  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

  (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2007 and $0 in 2008.

  (h)     Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

  (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

  (b)     Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on September 9, 2004 (Accession No. 0000935069-04- 001457) is
          incorporated herein by reference.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII REALTY SECURITIES TRUST

By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date                       SEPTEMBER 5, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date                       SEPTEMBER 5, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL J. MEAGHER
                         -------------------------------------------------------
                           Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date                       SEPTEMBER 4, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.